Capital And Operation Leases (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Minimum future lease payments under capital leases
2013	$ 8,323
2014	2,779
2015	376
2016	223
2017	107
2018 and thereafter	230
Total minimum payments due	12,038
Less: Amount representing interest	(676)
Present value of net minimum lease payments (See Note 14)	11,362	[1]
Less: Current maturities	(7,902)
Non-current portion	3,460
Minimum future lease payments under operating leases
2013	5,065
2014	4,245
2015	3,848
2016	546
2017	9
2018 and thereafter	267
Total minimum payments due	$ 13,980

[1]	Includes minimum gold production royalty obligation payments due to Franco-Nevada Corporation for royalty covering 50% of the life of mine gold to be produced from the Palmarejo silver and gold mine in Mexico.